UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2016

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-185336	26-3455189
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Property Acquisition

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01   Completion of Acquisition or Disposition of Assets.

On June 1, 2016, Hartman Short Term Income Properties XX, Inc. (the “Company”) through Hartman Westway One, LLC, or “Westway One LLC,” a wholly-owned subsidiary of our operating partnership, acquired a fee simple interest in a three story office building containing approximately 165,982 square feet of office space located in Irving, Texas, commonly known as Westway One.

Westway One was built in 2001.  Westway One is 100% occupied by six tenants.

Westway One LLC acquired Westway One from an unrelated third party seller, for a purchase price, as amended, of $21,638,000, exclusive of closing costs.  Westway One LLC financed the payment of the purchase price for Westway One with proceeds from our public offering and mortgage loan proceeds from a bank.

An acquisition fee of approximately $545,000 was earned by Hartman Advisors LLC, our affiliated external advisor, in connection with the purchase of Westway One.

Three tenants currently occupy more than 10% of Westway One.  Lennar Homes of Texas, CEC Entertainment, Inc. and Cadent Medical Communications, LLC, occupy approximately 80% of Westway One and account for approximately 79% of the current annual base rent. The following table sets forth additional information regarding the tenants currently occupying more than 10% of Westway One:

Tenant	Base Rent	Rentable SF	Initial Lease Date(s)	Year(s) Expiring
Lennar Homes of Texas	$ 1,001,414	54,479	5/1/2014	2023
CEC Entertainment, Inc.	$ 939,369	55,257	8/1/2015	2026
Cadent Medical Communications, LLC	$ 439,299	23,121	4/1/2013	2019

The material items of the agreements regarding the acquisition of Westway One described herein are qualified in their entirety by the agreements attached as (i) Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on April 6, 2016 and (ii) Exhibit 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Property Management

On June 1, 2016, Westway One LLC and Hartman Income REIT Management, Inc., or the “Property Manager,” our affiliate, entered into a Real Property Management Agreement, or the “Management Agreement,” pursuant to which the Property Manager will manage and be the exclusive leasing agent for Westway One.  Pursuant to the terms of the Management Agreement, Westway One LLC will pay the Property Manager a monthly management fee of 3% of the effective gross revenues (as defined in the Management Agreement). Westway One LLC will also pay a leasing fee (as defined in the Management Agreement and subject to the further terms contained therein) in an amount equal to the leasing fees charged by unaffiliated persons rendering comparable services in the same geographic location of the applicable property for new leases and for the renewal of existing leases.  The Management Agreement has an initial term of one year and will be automatically extended on an annual basis unless either party gives 30 days’ prior written notice of its desire to terminate the Management Agreement. Westway One LLC or the Property Manager may terminate the Management Agreement in the event of default by the other party if such default is not cured within ten days after written notice from the other party, provided that if the default cannot be reasonably cured within the ten-day period, the cure period shall be reasonably extended provided the party obligated to cure such default endeavors with diligence to do so.  Westway One LLC may terminate the Management Agreement at any time upon written notice in the event of the Property Manager’s fraud, gross malfeasance, gross negligence or willful misconduct.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet

     Arrangement of a Registrant.

In connection with the acquisition of Westway One, Westway One LLC entered in to a mortgage loan agreement with Southside Bank dated June 1, 2016, providing mortgage loan proceeds of $10,819,000.  The loan is evidenced by a loan agreement, a promissory note and a deed of trust, security agreement and assignment of rents.  The loan agreement has a maturity date of June 1, 2019.

Payments of interest only are due monthly beginning on July 1, 2016.  The promissory note bears interest at the greater of the floating rate index plus 2.50% or 2.50%.  The floating rate index is the one month London Interbank Offered Rate (LIBOR) adjusted each month as of the first day of such month.  The floating rate index as June 1, 2016 was 0.456% for an applicable interest rate of 2.956% as of that date.

The material terms of the Loan Agreement and related loan documents described herein are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01   Regulation FD Disclosure.

On June 1, 2016, the Company distributed a press release announcing that Hartman Westway One LLC had acquired fee simple title to the Westway One property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purpose of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01   Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Because it is impractical to provide the required financial statements for the acquisition of the real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b) Pro Forma Financial Information

See paragraph (a) above.

(d) Exhibits.

Exhibit	Description
10.1	Loan Agreement dated as of June 1, 2016 by and between Southside Bank and Hartman Westway One, LLC
10.2	Promissory Note dated June 1, 2016 by Hartman Westway One, LLC in favor of Southside Bank
10.3	Deed of Trust, Security Agreement and Assignment of Rents dated June 1, 2016 by Hartman Westway One, LLC in favor of Southside Bank
10.4	First Amendment to Real Estate Purchase and Sale Agreement dated April 26, 2016 by and between Market Place Boulevard, Irving, LLC and Hartman XX Limited Partnership
99.1	Press Release

___________________________________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Registrant)
Date: June 7, 2016	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer

___________________________________________________________________

EXHIBIT INDEX

Exhibit	Description
10.1	Loan Agreement dated as of June 1, 2016 by and between Southside Bank and Hartman Westway One, LLC
10.2	Promissory Note dated June 1, 2016 by Hartman Westway One, LLC in favor of Southside Bank
10.3	Deed of Trust, Security Agreement and Assignment of Rents dated June 1, 2016 by Hartman Westway One, LLC in favor of Southside Bank
10.4	First Amendment to Real Estate Purchase and Sale Agreement dated April 26, 2016 by and between Market Place Boulevard, Irving, LLC and Hartman XX Limited Partnership
99.1	Press Release